The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

EQUITY PORTFOLIO CLASS II



PROSPECTUS SUPPLEMENT INCLUDED



Build


                on the Rock



The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777                                     [LOGO OF PRUDENTIAL]

IFS-2001-A057496

--------------------------------------------------------------------------------
Build on the Rock
--------------------------------------------------------------------------------


This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

                       THE PRUDENTIAL SERIES FUND, INC.
                               Equity Portfolio

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio. The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers."

   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

   Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

   GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

  Equity Portfolio

   Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

   Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

   Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

   Letter to Contract Owners


DEAR CONTRACT OWNER:

This annual report reviews the performance of the Prudential Series Fund Equity Portfolio Class II.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2001


The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.


[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."

CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.

The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

   Equity Portfolio Class II


MANAGED BY

Jeffrey Siegel, Bradley L. Goldberg, and David Kiefer

"Through the first half of 2001, strong stock selection will continue to be the key to navigate uncertain markets. The question facing investors is whether the slowdown under way will result in a soft landing or a recession. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks, and are biased toward owning more. We find telecommunications now attractively priced, especially consumer services. We are very proud of our performance in 2000, and hopeful about the outlook for the Portfolio in 2001."

PERFORMANCE SUMMARY

                                                Six             Since
Average Annual Returns                        Months   1-Year  Inception*

Equity Portfolio Class II/1/                  (9.01)%   2.83%    1.28%
Lipper (VIP) Growth Funds Avg./2/            (11.88)%  (9.22)%   4.50%
S&P 500 Index/3/                              (8.71)%  (9.10)%   0.53%

*Equity Portfolio Class II inception date: 5/4/99.

The Equity Portfolio (Class II)'s 2.83% return in 2000 substantially outperformed the 9.22% decline of the Lipper (VIP) Growth Funds Average. The comparative performance was helped significantly by the Portfolio's relatively few holdings in technology and telecommunications services, which were the period's worst-performing sectors.

PERFORMANCE REVIEW

Healthcare corporate earnings generally are improving and the stocks are moving up. Tenet Healthcare, UnitedHealth Group, and WellPoint Health made particularly large contributions to our return.

Prices are finally increasing in the insurance industry as well. Loews, Axa Financial, and Chubb made substantial contributions to our return. The Portfolio also was helped by large gains on its smaller positions in Old Republic International and John Hancock Financial Services. Nabisco Group Holdings and Philip Morris were among the larger contributors to our return.

The largest negative impact to our return came from Eastman Kodak, whose film sales have been hurt by a weak economy. Our weighting in basic materials, whose earnings are strongly linked to economic cycles, also hurt, as investors feared that rising interest rates would subdue growth.

Our paper and metals stocks declined steeply for much of the year, but improved in the fourth quarter. We've trimmed our paper holdings since stocks have risen significantly and Willamette received a takeover offer at a large premium. Our computer and telecommunications stocks detracted from our return. However, we delayed buying many of these stocks until they were well below their highs.

                        $10,000 INVESTED SINCE INCEPTION

                                    [GRAPH]

                      $10,214 Equity         $11,052 Lipper (VIP)        $10,089 S&P
                  Portfolio (Class II)/1/      Growth Fund Avg./2/       500 Index/3/
April 1999               10,000                      10,000                 10,000

June 1999                10,210                      10,425                 10,305

December 1999             9,933                      12,236                 11,099

June 2000                 9,369                      12,681                 11,052

December 2000            10,214                      11,052                 10,089


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

  ASSETS
    Investments, at value (cost: $5,294,039,938)............... $5,670,651,580
    Cash.......................................................          2,624
    Dividends and interest receivable..........................      5,673,941
    Receivable for capital stock sold..........................        438,951
    Prepaid expenses and other assets..........................         28,075
                                                                --------------
     Total Assets..............................................  5,676,795,171
                                                                --------------
  LIABILITIES
    Payable for investments purchased..........................     13,292,112
    Payable to investment adviser..............................      6,311,194
    Payable for capital stock repurchased......................      1,688,762
    Accrued expenses and other liabilities.....................        993,591
    Distribution fee payable...................................            691
    Administration fee payable.................................            414
                                                                --------------
     Total Liabilities.........................................     22,286,764
                                                                --------------
  NET ASSETS................................................... $5,654,508,407
                                                                ==============
    Net assets were comprised of:
     Common stock, at $0.01 par value.......................... $    2,307,846
     Paid-in capital, in excess of par.........................  5,031,426,434
                                                                --------------
                                                                 5,033,734,280
    Accumulated net realized gain on investments...............    244,166,693
    Net unrealized appreciation on investments and foreign
     currencies................................................    376,607,434
                                                                --------------
    Net assets, December 31, 2000.............................. $5,654,508,407
                                                                ==============
    Class I:
    Net asset value and redemption price per share,
     $5,652,722,117 / 230,711,708 outstanding shares of
     common stock (authorized 590,000,000 shares).............. $        24.50
                                                                ==============
    Class II:
    Net asset value and redemption price per share, $1,786,290
     / 72,876 outstanding shares of common stock (authorized
     10,000,000 shares)........................................ $        24.51
                                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $276,328 foreign witholding tax)....... $   80,651,752
  Interest.................................................     46,486,885
                                                            --------------
                                                               127,138,637
                                                            --------------
EXPENSES
  Investment advisory fee..................................     25,541,146
  Distribution Fee -- Class II.............................          1,652
  Administration Fee -- Class II...........................            991
  Shareholders' reports....................................      1,695,000
  Custodian's fees and expenses............................        224,000
  Audit fee................................................        111,000
  Accounting fees..........................................         87,000
  Commitment fee on syndicated credit agreement............         81,000
  Legal fees and expenses..................................         30,000
  Directors' fees and expenses.............................         24,000
  Transfer agent's fees and expenses.......................         10,000
  Miscellaneous expenses...................................         22,271
                                                            --------------
   Total expenses..........................................     27,828,060
  Less: custodian fee credit...............................        (48,809)
                                                            --------------
   Net expenses............................................     27,779,251
                                                            --------------
NET INVESTMENT INCOME......................................     99,359,386
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
   Investments.............................................  1,030,312,776
   Foreign currencies......................................      2,338,357
                                                            --------------
                                                             1,032,651,133
                                                            --------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (973,415,248)
   Foreign currencies......................................        135,791
                                                            --------------
                                                              (973,279,457)
                                                            --------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.............     59,371,676
                                                            --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $  158,731,062
                                                            ==============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                Year Ended December 31,
                                                                                           ---------------------------------
                                                                                                 2000             1999
                                                                                           ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................... $    99,359,386  $   108,030,872
  Net realized gain on investments and foreign currencies.................................   1,032,651,133      762,123,248
  Net change in unrealized depreciation on investments and foreign currencies.............    (973,279,457)    (132,832,254)
                                                                                           ---------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................     158,731,062      737,321,866
                                                                                           ---------------  ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.................................................................................    (102,292,545)    (105,053,778)
  Class II................................................................................         (10,455)          (2,550)
                                                                                           ---------------  ---------------
                                                                                              (102,303,000)    (105,056,328)
                                                                                           ---------------  ---------------
  Distributions in excess of net investment income
  Class I.................................................................................      (2,366,581)              --
  Class II................................................................................            (242)              --
                                                                                           ---------------  ---------------
                                                                                                (2,366,823)              --
                                                                                           ---------------  ---------------
  Distributions from net realized capital gains
  Class I.................................................................................    (922,859,030)    (737,903,685)
  Class II................................................................................        (233,451)         (30,961)
                                                                                           ---------------  ---------------
                                                                                              (923,092,481)    (737,934,646)
                                                                                           ---------------  ---------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................  (1,027,762,304)    (842,990,974)
                                                                                           ---------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,012,832 and 8,685,422 shares, respectively].......................     164,590,658      269,993,500
  Capital stock issued in reinvestment of dividends and distributions
   [41,958,871 and 29,304,589 shares, respectively].......................................   1,027,762,304      842,990,974
  Capital stock repurchased [32,920,434 and 33,043,224 shares, respectively]..............    (904,109,555)  (1,019,065,758)
                                                                                           ---------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................     288,243,407       93,918,716
                                                                                           ---------------  ---------------
TOTAL DECREASE IN NET ASSETS..............................................................    (580,787,835)     (11,750,392)
NET ASSETS:
  Beginning of year.......................................................................   6,235,296,242    6,247,046,634
                                                                                           ---------------  ---------------
  End of year (a)......................................................................... $ 5,654,508,407  $ 6,235,296,242
                                                                                           ===============  ===============
  (a) Includes undistributed net investment income of:....................................              --  $     2,943,614
                                                                                           ---------------  ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                               EQUITY PORTFOLIO

December 31, 2000


      LONG-TERM INVESTMENTS -- 96.3%                           Value
                                                 Shares      (Note 2)
      COMMON STOCKS                            ---------- ---------------
      Agricultural Products -- 0.6%
        Monsanto Co.(a).......................  1,173,700 $    31,763,256
                                                          ---------------
      Consumer Services -- 2.0%
        Darden Restaurants, Inc...............  5,052,500     115,575,938
                                                          ---------------
      Diversified Consumer Products -- 3.7%
        Eastman Kodak Co......................  2,339,300      92,109,938
        Philip Morris Co., Inc................  2,603,000     114,532,000
                                                          ---------------
                                                              206,641,938
                                                          ---------------
      Diversified Manufacturing -- 2.8%
        Minnesota Mining and Manufacturing
         Co. (3M).............................    507,200      61,117,600
        Tyco International, Ltd...............  1,761,000      97,735,500
                                                          ---------------
                                                              158,853,100
                                                          ---------------
      Financial Services -- 14.8%
        Bank of America Corp..................  1,274,500      58,467,688
        Chase Manhattan Corp..................  2,190,600      99,535,387
        Citigroup, Inc........................  1,684,300      86,004,569
        FleetBoston Financial Corp............  1,471,900      55,288,244
        Goldman Sachs Group, Inc..............    499,000      53,361,813
        John Hancock Financial Services, Inc..  1,573,300      59,195,413
        Loews Corp............................  1,140,200     118,081,962
        Morgan Stanley Dean Witter & Co.......    560,400      44,411,700
        Old Republic International Corp.......  1,419,300      45,417,600
        Providian Financial Corp..............  1,194,100      68,660,750
        SAFECO Corp...........................  1,979,500      65,076,062
        Stilwell Financial, Inc...............  2,127,100      83,887,506
                                                          ---------------
                                                              837,388,694
                                                          ---------------
      Healthcare Services -- 15.7%
        Abbott Laboratories...................  1,122,500      54,371,094
        American Home Products Corp...........  1,351,500      85,887,825
        Eli Lilly and Co......................  1,701,400     158,336,537
        HCA--The Healthcare Co................  1,440,600      63,400,806
        Health Net, Inc.(a)...................  4,724,610     123,725,724
        Schering-Plough Corp..................  1,780,100     101,020,675
        Sepracor, Inc.(a).....................    793,000      63,539,125
        Tenet Healthcare Corp.................  1,606,632      71,394,710
        UnitedHealth Group, Inc.(a)...........  1,099,400      67,475,675
        Wellpoint Health Networks, Inc.(a)....    849,200      97,870,300
                                                          ---------------
                                                              887,022,471
                                                          ---------------
      Hotel/Motel -- 0.7%
        Starwood Hotels & Resorts
         Worldwide, Inc.......................  1,186,600      41,827,650
                                                          ---------------
      Manufacturing -- 0.1%
        IKON Office Solutions, Inc............  2,887,800       7,219,500
                                                          ---------------
      Media -- 2.8%
        AT&T Corp.--Liberty Media Corp.(a)....  3,098,600      42,024,762
        Clear Channel Communications, Inc.(a)     928,100      44,954,844
        Tribune Co............................  1,690,800      71,436,300
                                                          ---------------
                                                              158,415,906
                                                          ---------------
      Metal & Minerals -- 5.3%
        Alcoa, Inc............................  4,277,200     143,286,200
        Freeport-McMoRan Copper & Gold,
         Inc. (Class "A" Stock)(a)............  3,853,300      31,789,725

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Metal & Minerals (cont'd.)
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)...........   319,600 $     2,736,575
         Newmont Mining Corp.................. 3,057,000      52,160,062
         Phelps Dodge Corp.................... 1,263,900      70,541,419
                                                         ---------------
                                                             300,513,981
                                                         ---------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp....................   325,000      23,745,313
         Conoco, Inc. (Class "A" Stock)....... 1,918,900      54,928,512
         Halliburton Co....................... 2,233,400      80,960,750
         Kerr-McGee Corp......................   590,400      39,519,900
         Phillips Petroleum Co................   901,300      51,261,437
         Total Fina Elf SA, ADR (France)...... 1,557,675     113,223,502
         Transocean Sedco Forex, Inc.......... 1,267,200      58,291,200
                                                         ---------------
                                                             421,930,614
                                                         ---------------
       Paper & Forest Products -- 6.7%
         Georgia-Pacific Corp. (Timber Group).   239,800       7,179,013
         Georgia-Pacific Group................ 3,875,800     120,634,275
         International Paper Co............... 2,139,600      87,322,425
         Mead Corp............................ 2,690,300      84,408,162
         Temple-Inland, Inc................... 1,516,600      81,327,675
                                                         ---------------
                                                             380,871,550
                                                         ---------------
       Retail -- 5.3%
         Consolidated Stores Corp.(a)......... 2,023,800      21,502,875
         Home Depot, Inc...................... 1,491,000      68,120,063
         RadioShack Corp...................... 1,830,000      78,346,875
         Target Corp.......................... 4,027,500     129,886,875
                                                         ---------------
                                                             297,856,688
                                                         ---------------
       Technology -- 17.4%
         America Online, Inc.(a).............. 1,021,800      35,558,640
         Applied Materials, Inc.(a)...........   495,600      18,925,725
         Arrow Electronics, Inc.(a)........... 2,145,500      61,414,938
         Cisco Systems, Inc.(a)............... 2,580,200      98,692,650
         Compaq Computer Corp................. 4,533,150      68,223,908
         Dell Computer Corp.(a)............... 2,843,100      49,576,556
         Harris Corp.......................... 2,510,700      76,890,187
         Hewlett-Packard Co................... 3,085,100      97,373,469
         Intel Corp........................... 1,101,700      33,326,425
         International Business Machines
          Corp (IBM)..........................   793,300      67,430,500
         Micron Technology, Inc.(a)........... 1,247,300      44,279,150
         Microsoft Corp.(a)................... 1,843,700      79,970,487
         Motorola, Inc........................ 3,599,500      72,889,875
         National Semiconductor Corp.(a)...... 1,945,700      39,157,213
         Nortel Networks Corp................. 1,452,800      46,580,400
         Texas Instruments, Inc............... 1,990,700      94,309,412
                                                         ---------------
                                                             984,599,535
                                                         ---------------
       Telecommunications -- 7.3%
         Alltel Corp.......................... 1,129,588      70,528,650
         General Motors Corp.
          (Class "H" Stock)(a)................ 1,812,775      41,693,825
         Global Crossing, Ltd.(a)............. 3,589,100      51,368,994
         Nextel Communications, Inc.
          (Class "A" Stock)(a)................ 2,215,300      54,828,675
         Nokia Oyj ADR (Finland).............. 3,433,800     149,370,300
         WorldCom, Inc........................ 3,090,400      43,265,600
                                                         ---------------
                                                             411,056,044
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2000


                                      Value
COMMON STOCKS            Shares      (Note 2)
(Continued)             --------- --------------
Utilities -- 3.6%
  El Paso Energy Corp.. 1,436,600 $  102,896,475
  Exelon Corp.......... 1,429,287    100,350,240
                                  --------------
                                     203,246,715
                                  --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,068,171,938)...........  5,444,783,580
                                  --------------

                                               Principal
                                                Amount        Value
       SHORT-TERM                                (000)      (Note 2)
       INVESTMENT -- 4.0%                      --------- --------------
       Repurchase Agreement
         Joint Repurchase Agreement Account
           5.96%, 01/02/01
          (cost $225,868,000; Note 5).........  $225,868 $  225,868,000
                                                         --------------
        TOTAL INVESTMENTS -- 100.3%
         (cost $5,294,039,938; Note 6)..................  5,670,651,580
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.3)%...............................    (16,143,173)
                                                         --------------
        NET ASSETS -- 100.0%............................ $5,654,508,407
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the Equity Portfolio. The investment objective of the Equity Portfolio is capital appreciation by investing primarily in stocks of major, established companies.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of its financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

                                      C1

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of the Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. The Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                                      C2

       Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
       (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 2000, the application of this statement increased undistributed net investment income and decreased accumulated net realized gain on investments by $2,366,823 for foreign currency gains realized during the year.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Prior to September 29, 2000, The Prudential Insurance Company of America ("The Prudential") served as the investment manager (change in manager approved by Series Fund's Board of Directors on September 29, 2000 and by Contractholders on January 31, 2001). PIFM has entered into a subadvisory agreement with the Jennison Associates LLC ("Jennison") under which Jennison provides investment advisory services for the Portfolio. The Prudential Investment Corporation ("PIC") was the Subadvisor for the Portfolio until September 7, 2000, the date on which the Series Fund's Board of Directors approved the change (the change was approved by Contractholders on January 31, 2001). PIFM pays for the services of Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PIFM and The Prudential was computed daily and payable quarterly, at the annual rate of 0.45% based on the value of the Portfolio's average daily net assets. Beginning January 1, 2001, the management fee is payable monthly.

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse the Portfolio, the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets.

       PIC, PIMS, PIFM and Jennison are indirect wholly-owned subsidiaries of The Prudential.

       The Portfolio, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the facility. The Portfolio did not borrow any amounts pursuant to the agreement during the year ended December 31, 2000.

                                      C3

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of The Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2000, the Portfolio incurred fees of approximately $9,700 for the services of PMFS and as of December 31, 2000, $600 of such fees were due to PMFS.

       For the year ended December 31, 2000, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of The Prudential, earned $236,518 in brokerage commissions from transactions executed on behalf of the Portfolio.

       The Portfolio invests in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended and managed by PIFM. During the fiscal year ended December 31, 2000 the Portfolio earned $80,000 from the Series.

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $620,521,000 as of December 31, 2000. The Portfolio had a 36.40% undivided interest in the joint repurchase agreement account which represented $225,868,000 in the principal amount as of December 31, 2000.

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       Bear Stearns & Co., Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $194,644,640.

       Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001.
       The value of the collateral including accrued interest was $193,803,849.

       State Street Bank and Trust Company, 5.50%, in the principal amount of $50,521,000, repurchase price $50,551,874, due 01/02/2001. The value of the collateral including accrued interest was $51,534,285.

       UBS Warburg, 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $193,800,211.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 2000 were $3,890,191,393 and $4,087,369,322, respectively, for the
       Portfolio.

       The federal income tax basis of the Portfolio's investments was $5,315,297,986 and, accordingly net realized appreciation for federal income tax purposes was $355,353,594 (gross unrealized appreciation - $929,500,458; gross unrealized depreciation - $574,146,864).

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2000, the Portfolio has Class II shares outstanding.

                                      C4

       Transactions in shares of common stock of the Portfolio were as follows:

                              Class I                                  Shares         Amount
                              -------                               -----------  ---------------
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $   159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776    1,027,518,157
Capital stock repurchased.......................................... (32,791,353)    (900,454,254)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................  14,989,443  $   286,553,627
                                                                    ===========  ===============

                                                                       Shares         Amount
Year ended December 31, 1999:
Capital stock sold.................................................   8,671,360  $   269,536,387
Capital stock issued in reinvestment of dividends and distributions  29,303,403      842,957,463
Capital stock repurchased.......................................... (33,039,026)  (1,018,930,728)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................   4,935,737  $    93,563,122
                                                                    ===========  ===============

                             Class II                                  Shares         Amount
                             --------                               -----------  ---------------
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $     5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095          244,147
Capital stock repurchased..........................................    (129,081)      (3,655,301)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................      61,826  $     1,689,780
                                                                    ===========  ===============

                                                                       Shares         Amount
May 3, 1999(a) through December 31, 1999:
Capital stock sold.................................................      14,063  $       457,113
Capital stock issued in reinvestment of dividends and distributions       1,186           33,511
Capital stock repurchased..........................................      (4,199)        (135,030)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................      11,050  $       355,594
                                                                    ===========  ===============
(a) Commencement of offering of Equity Portfolio Class II shares.

Note 8: Subsequent Event

       On November 28, 2000, the Board of Directors approved a change in the subadvisor for the Portfolio. GE Asset Management and Salomon Brothers Asset Management will replace Jennison as the Subadvisor for a portion of the assets of the Portfolio. Jennison will continue to manage a portion of the portfolio. The change was effective on February 12, 2001.

                                      C5

Financial Highlights

                                                                            Equity Portfolio
                                              -----------------------------------------------------------------------------
                                                                   Class I                               Class II
                                              ------------------------------------------------- ---------------------------
                                                                 Year Ended                                  May 3, 1999(c)
                                                                December 31,                     Year Ended     through
                                              ------------------------------------------------- December 31,  December 31,
                                                2000      1999      1998      1997      1996        2000          1999
                                              --------  --------  --------  --------  --------  -----------    ----------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  28.90  $  29.64  $  31.07  $  26.96  $  25.64       $28.92      $32.79
                                              --------  --------  --------  --------  --------  -----------  ----------
Income from Investment Operations:
Net investment income........................     0.51      0.54      0.60      0.69      0.71         0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................     0.26      3.02      2.21      5.88      3.88         0.26       (0.60)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total from investment operations..........     0.77      3.56      2.81      6.57      4.59         0.65       (0.32)
                                              --------  --------  --------  --------  --------  -----------  ----------
Less Distributions:
Dividends from net investment income.........    (0.51)    (0.53)    (0.60)    (0.70)    (0.67)       (0.40)      (0.34)
Distributions in excess of net investment
 income......................................    (0.02)       --        --        --        --        (0.02)         --
Distributions from net realized gains........    (4.64)    (3.77)    (3.64)    (1.76)    (2.60)       (4.64)      (3.21)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total distributions.......................    (5.17)    (4.30)    (4.24)    (2.46)    (3.27)       (5.06)      (3.55)
                                              --------  --------  --------  --------  --------  -----------  ----------
Net Asset Value, end of period............... $  24.50  $  28.90  $  29.64  $  31.07  $  26.96       $24.51      $28.92
                                              ========  ========  ========  ========  ========  ===========  ==========
Total Investment Return(a)...................     3.28%    12.49%     9.34%    24.66%    18.52%        2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0       $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................     0.49%     0.47%     0.47%     0.46%     0.50%        0.91%       0.87%(b)
  Net investment income......................     1.75%     1.72%     1.81%     2.27%     2.54%        1.26%       1.33%(b)
Portfolio turnover rate......................       78%        9%       25%       13%       20%          78%          9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class II shares.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio (one of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2001

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2000, the Series Fund paid dividends as follows:

                              Ordinary    Long-Term       Total
                              Dividends Capital Gains Distributions
                              --------- ------------- -------------
            Equity (Class I).     0.530         4.640         5.170
            Equity (Class II)     0.420         4.640         5.060

                                      E1

The Prudential Series Fund, Inc.
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   Board of Directors
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David R. Odenath, Jr                         W. Scott McDonald, Jr., Ph.D.
Chairman,                                    Vice President,
The Prudential Series Fund, Inc.             Kaludis Consulting Group

Saul K. Fenster, Ph.D.                       Joseph Weber, Ph.D.
President,                                   Vice President,
New Jersey Institute of Technology           Interclass (international corporate
                                                learning)
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IFS-2001-A057496
PSF-Equity II
Ed. 12/31/2000